SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549




                                  FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): November 24, 2003


                           CREATIVE HOST SERVICES, INC.
                ---------------------------------------------------
                Exact Name of Registrant as Specified in Its Charter

                                  California
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

      000-22845                                      33-0169494
 ----------------------                   ----------------------------------
(Commission File Number)                 (IRS Employer Identification Number)


16955 Via Del Campo, Suite 110, San Diego, CA                92127
---------------------------------------------               --------
(Address of Principal Executive Offices)                    Zip Code


                               (858) 675-7711
             ---------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                   N/A
           ----------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)



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ITEM 7.  Financial Statements and Exhibits.

        (c)   Exhibits

        99.1 Press release, dated November 25, 2003 announcing information from Annual Meeting of Stockholders held on November 24, 2003.



Item 9.  Regulation FD Disclosure

On November 24, 2003, Creative Host Services, Inc. (the "Company") held its Annual Meeting of Stockholders. During that meeting, the Company's Chairman and CEO made certain forward looking statements concerning the projected financial performance of the Company for the fourth quarter of 2003 and the full year 2004. The Company issued a press release on November 25, 2003, disclosing those matters and the results of the election of directors. A copy of the text of that press release is attached as Exhibit 99.1.




                               SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CREATIVE HOST SERVICES, INC.


Dated: November 25, 2003                   By /s/ Sayed Ali
                                             -----------------------------
                                             Sayed Ali
                                             President

                                     -2-

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                              EXHIBIT INDEX
                              -------------

Exhibit No.                          DESCRIPTION
----------                           -----------

  99.1 Press release dated November 25, 2003, announcing information from Annual Meeting of Stockholders held November 24, 2003.